BONSENREULING
AUDIT

Special purpose financial information for 2018 of
Zonnepark Rilland B.V.
Woensdrecht

CONTENTS

SPECIAL PURPOSE FINANCIAL INFORMATION

BALANCE SHEET AS AT DECEMBER 31, 2018

(after appropriation of results)

		December 31, 2018		December 31, 2017	
		€	€	€	€
ASSETS					
Fixed assets					
Tangible fixed assets	(1)				
Operating assets under construction and payments on account			6,490,027		-
Financial fixed assets	(2)				
Other receivables			152,707		-
Current assets					
Receivables, prepayments and accrued income	(3)				
Receivables from participants and from companies in which participation takes place		3		3	
Taxes and social securities		905,697		-	
			905,700		3
Cash and cash equivalents	(4)		1,893,395		-
TOTAL OF ASSETS			9,441,829		3

		December 31, 2018		December 31, 2017	
		€	€	€	€
EQUITY AND LIABILITIES					
Equity	(5)				
Issued share capital		3		3	
Other reserves		-225,133		-	
			-225,130		3
Non-current liabilities	(6)				
Finance company debt		6,880,460		-	
Debt to participating interests and companies		1,991,355		-	
			8,871,815		-
Current liabilities	(7)				
Repayment long-term liabilities		419,540		-	
Trade creditors		375,604		-	
			795,144		-
TOTAL OF EQUITY AND LIABILITIES			9,441,829		3

PROFIT AND LOSS ACCOUNT FOR 2018

		2018		2017	
		€	€	€	€
Expenses					
Other labour costs	(8)	4,858		-	
Accommodation expenses	(9)	11,654		-	
Operating costs	(10)	48,215		-	
Office expenses	(11)	14,121		-	
General expenses	(12)	141,265		-	
			220,113		-
Operating result			-220,113		-
Financial income and expenses	(13)		-46,620		-
Result before tax			-266,733		-
Taxation on ordinary activities	(14)		41,600		-
Result after tax			-225,133		-

CASH FLOW STATEMENT 2018

The cash flow statement has been prepared using the indirect method.

	2018		2017	
	€	€	€	€
Cash flow from operating activities				
Operating result	-220,113		-	
Adjustments for:				
Movement of working capital:				
Movement of accounts receivable	-905,697		-3	
Movement of short-term liabilities (excluding short-term part of long-term debts)	375,604		-	
Cash flow from operating activities		-750,206		-3
Interest paid		-26,397		-
Cash flow from operating activities		-776,603		-3
Cash flow from investing activities				
Investments in tangible fixed assets		-6,490,027		-
Cash flow from financing activities				
Increase other receivables	-111,107		-	
Movement of share capital	-		3	
Proceeds from loan to finance companies	7,300,000		-	
Proceeds from loan to shareholders	1,971,132		-	
Cash flow from financing activities		9,160,025		3
		1,893,395		-

Compilation cash

	2018	
	€	€
Movement of cash and cash equivalents		1,893,395
Cash and cash equivalents at December 31		1,893,395

NOTES TO THE SPECIAL PURPOSE FINANCIAL INFORMATION

GENERAL

Activities

The activities of Zonnepark Rilland B.V., with its registered office in Woensdrecht, mainly comprise the production of electricity by solar cells, heat pumps and hydropower and the production of electricity from wind energy. The company is registered in the Trade Register under number 69321361.

The company' registered office is actually at Evert van de Beekstraat 1, -104 The Base B in Schiphol.

Group structure

The company was till December 20, 2019 part of a group, of which Coöperatie Unisun Energy U.A. at Rotterdam is at the head.

The company is from December 20, 2019 part of a group, of which Alternus Energy Inc. at New York is at the head.

Related parties

All legal entities that can be controlled, jointly controlled or significantly influenced are considered to be a related party. Also entities which can control the Company are considered to be a related party. In addition, statutory directors, other key management of Zonnepark Rilland B.V. or the ultimate parent company and close relatives are regarded as related parties.

Transactions with related parties are disclosed in the notes insofar as they are not transacted under normal market conditions. The nature, extent and other information is disclosed if this is necessary in order to provide the required insight.

GENERAL ACCOUNTING PRINCIPLES FOR THE PREPARATION OF THE SPECIAL PURPOSE FINANCIAL INFORMATION

The special purpose financial information has been prepared in accordance with Title 9 Book 2 of the Dutch Civil Code.

Furthermore, account is taken of the provisions of the Guidelines for Annual Reporting for small legal entities.

The special purpose financial information has been drawn up on the basis of historical cost. Unless stated otherwise, assets and liabilities are carried at face value.

Assumption of continuity

The equity of Zonnepark Rilland B.V. amounts to € 225.130 negative as at 31 December 2018. It is financed in full with long-term debts, including loans provided by banks and group companies. We expect that the cash flow will develop positively in the next few financial years as a result of the fact that the solar power plant is operational in the course of January 2019 and will start generating revenues from that moment.

Estimates

In applying the principles and policies for drawing up the special purpose financial information, the directors of Zonnepark Rilland B.V. make different estimates and judgments that may be essential to the amounts disclosed in the special purpose financial information. If it is necessary in order to provide the transparency required under Book 2, article 362, paragraph 1, the nature of these estimates and judgments, including related assumptions, is disclosed in the notes to the relevant special purpose financial information item.

ACCOUNTING PRINCIPLES APPLIED TO THE VALUATION OF ASSETS AND LIABILITIES

Tangible fixed assets

Tangible fixed assets are carried at acquisition price or cost of manufacture, net of straight line depreciation based on their expected economic life. Land is not depreciated. Account is taken of expected impairments at the balance sheet date.

Assets in operation
The tangible fixed assets operating assets under construction and payments on account concern the investments in the solar power plant.

Financial fixed assets

Other receivables
Transaction costs which can be directly attributed to the acquisition of the long-term debts are presented in the financial fixed assets. The transaction costs are initially measured at fair value and subsequently carried at amortised cost.

Deferred tax assets
The deferred tax claim based on the offsettable loss is valued at the nominal tax rates prevailing at the end of the reporting year or the rates applicable in future years, to the extent that they have already been enacted by law.

Impairment of non-current assets

An assessment is made on every balance sheet date as to whether there are indications that an asset may be subject to impairment. If such indications are present, the recoverable amount of the asset will be established. Impairment can be said to exist if the carrying amount of an asset is higher than its recoverable amount. The recoverable amount is the asset's net realisable value or its value in use, whichever is higher. Impairment is directly recorded in the profit and loss account as a charge.

Accounts receivable

Receivables are recognised initially at fair value and subsequently measured at amortised cost. If payment of the receivable is postponed under an extended payment deadline, fair value is measured on the basis of the discounted value of the expected revenues. Interest gains are recognised using the effective interest method. When a trade receivable is uncollectible, it is written off against the allowance account for trade receivables.

Cash and cash equivalents

The cash is valued at face value. If cash equivalents are not freely disposable, then this has been taken into account in the valuation.

Non-current liabilities

On initial recognition long-term debts are recognised at fair value. After initial recognition non-current liabilities are recognised at the amortised cost price, being the amount received, taking into account premiums or discounts. This usually is the nominal value.

Transaction costs which can be directly attributed to the acquisition of the long-term debts are presented in the financial fixed assets.

Current liabilities

On initial recognition current liabilities are recognised at fair value. After initial recognition current liabilities are recognised at the amortised cost price. When there are no premiums, discounts or transaction costs, the amortised cost is equal to the nominal value.

ACCOUNTING PRINCIPLES FOR THE DETERMINATION OF THE RESULT

General

The result is defined as the difference between the revenue from goods delivered and services performed on one hand and, on the other hand, the costs and expenses for that year, valued at historical costs.

Revenue recognition

Net turnover comprises the income from the supply of goods and services and realised income from construction contracts after deduction of discounts and such like and of taxes levied on the turnover.

Financial income and expenses

Interest income and expenses are recognised on a pro rata basis, taking account of the effective interest rate of the assets and liabilities to which they relate. In accounting for interest expenses, the recognised transaction expenses for loans received are taken into consideration.

Taxes

Tax on the result is calculated based on the result before tax in the income statement, taking account of the losses available for set-off from previous financial years (to the extent that they have not already been included in the deferred tax assets) and exempt profit components and after the addition of non-deductible costs. Due account is also taken of changes which occur in the deferred tax assets and deferred tax liabilities in respect of changes in the applicable tax rate.

PRINCIPLES FOR PREPARATION OF THE CASH FLOW STATEMENT

The cash flow statement has been prepared using the indirect method.

The cash items disclosed in the cash flow statement comprise cash at banks and in hand except for deposits with a maturity longer than three months.

Interest paid and received and income taxes are included in cash from operating activities. Transactions not resulting in inflow or outflow of cash, including finance leases, are not recognised in the cash flow statement.

NOTES TO THE BALANCE SHEET AS OF DECEMBER 31, 2018

ASSETS

FIXED ASSETS

1. Tangible fixed assets

	Operating assets under construction and payments on account
	€
Carrying amount as of January 1, 2018	
Purchase price	-
Cumulative depreciation and impairment	-
	-
Movement	
Investments	6,490,027
Depreciation	-
	6,490,027
Carrying amount as of December 31, 2018	
Purchase price	6,490,027
Cumulative depreciation and impairment	-
	6,490,027

Zonnepark Rilland is not (yet) operational on the balance sheet date. The solar power plant is operational from January 2019. The depreciation will be calculated from the moment the solar power park is operational.

Depreciation Percentage(s)	%
Operating assets under construction and payments on account	0

2. Financial fixed assets

	12/31/2018	12/31/2017
	€	€
Other receivables		
Deferred tax claims	41,600	-
Transaction costs	111,107	-
	152,707	-

	2018	2017
	€	€
Deferred tax claims		
Carrying amount as of January 1	-	-
Additions	41,600	-
Carrying amount as of December 31	41,600	-

As at December 31, 2018 the amount of tax losses for which deferred tax asset is recognised, is € 266,733.

	2018	2017
Transaction costs		
Carrying amount as of January 1	-	-
Additions	112,373	-
Amortisation	-1,266	-
Long-term part as at December 31	111,107	-

CURRENT ASSETS

3. Receivables, prepayments and accrued income

	12/31/2018	12/31/2017
	€	€
Receivables from participants and from companies in which participation takes place		
Receivable from participants	3	3
Taxes and social securities		
Value added tax	905,697	-

4. Cash and cash equivalents

Rabobank	1,338,595	-
Deposit	554,800	-
	1,893,395	-

An amount of € 554,800 is not freely disposable.

EQUITY AND LIABILITIES

5. EQUITY

	12/31/2018	12/31/2017
	€	€
Issued share capital		
Subscribed 3 ordinary shares at par value € 1	3	3

	2018	2017
	€	€
Other reserves		
Carrying amount as of January 1	-	-
Allocation of financial year nett result	-225,133	-
Carrying amount as of December 31	-225,133	-

6. NON-CURRENT LIABILITIES

	12/31/2018	12/31/2017
	€	€
Finance company debt		
Coöperatieve Rabobank U.A.	6,880,460	-

	2018	2017
	€	€
<u>Coöperatieve Rabobank U.A.</u>		
Carrying amount as of January 1	-	-
Funds withdrawn	7,300,000	-
Carrying amount as of December 31	7,300,000	-
Repayment obligations next financial year	-419,540	-
Long-term part as at December 31	6,880,460	-

This mortgage loan of € 7,300,000 is granted to finance the solar power plant. Redemptions are paid during a period of 15 years. The interest rate is 1.70% fixed until 2028 and 2.20% from 2028 until 2033. Repayment is by means of monthly instalments of € 41,954 each. The remaining number of instalments are 174.
As of December 31, 2018 an amount of € 4,866,668 of the mortgage loans has a residual term longer than five years.

	12/31/2018	12/31/2017
	€	€
Debt to participating interests and companies		
Coöperatie Unisun Energy U.A.	1,991,355	-

	2018	2017
	€	€
Coöperatie Unisun Energy U.A.		
Carrying amount as of January 1	-	-
Funds withdrawn	1,971,132	-
Accredited interest	20,223	-
Long-term part as at December 31	1,991,355	-

An interest rate of 2.00% has been calculated.

Repayments takes place upon mutual agreement.

7. CURRENT LIABILITIES

	12/31/2018	12/31/2017
	€	€
Repayment long-term liabilities		
Coöperatieve Rabobank U.A.	419,540	-
Trade creditors		
Creditors	375,604	-

CONTINGENT ASSETS AND LIABILITIES

Long-term financial obligations

Investment schemes

Liabilities arising from investments not recognised in the balance sheet amount to € 1,500,000.

Rental commitments ground

The company has long-term commitments for the lease of the ground until 2043. The obligations at the end of the reporting period can be specified as follows:
- Within one year: € 125,000;
- Between one and five years: € 500,000;
- After five years: € 1,825,000;
- Total: € 2,450,000.

NOTES TO THE PROFIT AND LOSS ACCOUNT 2018

Staff

During 2018, - employees were employed on a full-time basis (2017: -).

Other operating expenses

	2018	2017
	€	€
8. Other labour costs		
Canteen costs	662	-
Other labour costs	4,196	-
	4,858	-
9. Accommodation expenses		
Rent buildings	11,654	-
10. Operating costs		
Other operating costs	48,215	-
11. Office expenses		
Office supplies	925	-
Other office expenses	13,196	-
	14,121	-
12. General expenses		
Accounting costs	2,403	-
Consultancy fees	4,285	-
Legal charges	134,002	-
Other general expenses	575	-
	141,265	-
13. Financial income and expenses		
Interest and similar expenses	-46,620	-
Interest and similar expenses		
Interest and bank costs	-1,244	-
Amortisation transactions costs	-1,266	-
Interest loan Coöperatieve Rabobank U.A.	-23,887	-
Interest loan Coöperatieve Unisun Energy U.A.	-20,223	-
	-46,620	-
14. Taxation on ordinary activities		
Movement of deferred tax assets	41,600	-

OTHER INFORMATION

INDEPENDENT AUDITOR'S REPORT OF SPECIAL PURPOSE FINANCIAL INFORMATION

To: the shareholders and Board of directors of Zonnepark Rilland B.V.

A. Report on the audit of the special purpose financial information 2018

Our opinion

We have audited the special purpose financial information 2018 of Zonnepark Rilland B.V., based in Woensdrecht.

In our opinion the accompanying special purpose financial information give a true and fair view of the financial position of Zonnepark Rilland B.V. as at December 31, 2018 and of its result for 2018 in accordance with Part 9 of Book 2 of the Dutch Civil Code.

The special purpose financial information comprise:
1. the company balance sheet as at December 31, 2018;
2. the company profit and loss account for 2018;
3. the notes comprising a summary of the accounting policies and other explanatory information.

Basis for our opinion

We conducted our audit in accordance with Dutch law, including the Dutch Standards on Auditing. Our responsibilities under those standards are further described in the 'Our responsibilities for the audit of the special purpose financial information' section of our report.

We are independent of Zonnepark Rilland B.V. in accordance with the Verordening inzake de onafhankelijkheid van accountants bij assurance-opdrachten (ViO, Code of Ethics for Professional Accountants, a regulation with respect to independence) and other relevant independence regulations in the Netherlands. Furthermore we have complied with the Verordening gedrags- en beroepsregels accountants (VGBA, Dutch Code of Ethics).

We believe the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Other matter paragraph

This auditor's report of special purpose financial information is intended solely for Alternus Energy Inc. to comply with the legislation of the Securities and Exchange Commission. As a result, this special purpose financial information may not be suitable for another purpose. Therefore, our auditor's report is intended solely for Alternus Engery Inc. and the Securities and Exchange Commission and should not be distributed to or used by other parties than Alternus Engery Inc. and the Securities and Exchange Commission.

Based on the information we received from the management of Zonnepark Rilland B.V. the only difference between the special purpose financial information 2018 of Zonnepark Rilland B.V. based on Part 9 of Book 2 of the Dutch Civil Code and US General accepted accounting principles is the tax rate the deferred tax is measured. Under US GAAP the deferred tax rate should be measured based on rates and tax laws that are enacted at the reporting date. Under Dutch GAAP deferred tax is measured based on enacted or substantively enacted tax rates.

Our opinion is not modified in respect of this matter.

B. Description of responsibilities regarding the special purpose financial information

Responsibilities of management for the special purpose financial information

Management is responsible for the preparation and fair presentation of the special purpose financial information in accordance with Part 9 of Book 2 of the Dutch Civil Code. Furthermore, management is responsible for such internal control as management determines is necessary to enable the preparation of the special purpose financial information that is free from material misstatement, whether due to fraud or error.

As part of the preparation of the special purpose financial information, management is responsible for assessing the company's ability to continue as a going concern. Based on the financial reporting frameworks mentioned, management should prepare the special purpose financial information using the going concern basis of accounting unless management either intends to liquidate the company or to cease operations, or has no realistic alternative but to do so.

Management should disclose events and circumstances that may cast significant doubt on the company's ability to continue as a going concern in the special purpose financial information.

Our responsibilities for the audit of the special purpose financial information

Our objective is to plan and perform the audit assignment in a manner that allows us to obtain sufficient and appropriate audit evidence for our opinion.

Our audit has been performed with a high, but not absolute, level of assurance, which means we may not detect all material errors and fraud during our audit.

Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these special purpose financial information. The materiality affects the nature, timing and extent of our audit procedures and the evaluation of the effect of identified misstatements on our opinion.

For a more detailed description of our responsibilities, we refer to the NBA website (www.nba.nl).

Lichtenvoorde, March 6, 2020

ECOVIS BonsenReuling Audit B.V.

drs. D.H. Lansink,
Registeraccountant.